Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)

DATE OF EVENT REQUIRING STATEMENT: June 30, 2006

SIGNATURE:

                       By: /s/ Noam Gottesman
                          ------------------------
                          Name:  Noam Gottesman
                          Title: Managing Director



                       By: /s/ Victoria Parry
                          ------------------------
                          Name:  Victoria Parry
                          Title: Senior Legal Counsel

                             Joint Filer Information

NAME: GLG Emerging Markets Fund

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)

DATE OF EVENT REQUIRING STATEMENT: June 30, 2006

SIGNATURE:

By: GLG Partners LP,
as its Investment Manager
By: GLG Partners Limited,
as its General Partner


By:  /s/ Noam Gottesman
   --------------------------
Name:  Noam Gottesman
Title: Managing Director


By:  /s/ Victoria Parry
   --------------------------
Name:  Victoria Parry
Title: Senior Legal Counsel

                             Joint Filer Information

NAME: Noam Gottesman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)

DATE OF EVENT REQUIRING STATEMENT: June 30, 2006

SIGNATURE:        /s/ Noam Gottesman
                 ------------------------------
                  NOAM GOTTESMAN

                             Joint Filer Information

NAME: Pierre Lagrange

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)

DATE OF EVENT REQUIRING STATEMENT: June 30, 2006

SIGNATURE:        /s/ Pierre Lagrange
                 ------------------------------
                  PIERRE LAGRANGE

                             Joint Filer Information

NAME: Emmanuel Roman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP

ISSUER AND TICKER SYMBOL: Bekem Metals, Inc. (BKMM)

DATE OF EVENT REQUIRING STATEMENT: June 30, 2006

SIGNATURE:        /s/ Emmanuel Roman
                 ------------------------------
                  EMMANUEL ROMAN